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                                                                   EXHIBIT 10.20

                   EXTENSION OF MANAGEMENT SERVICES AGREEMENT

         This Extension of the Management Services Agreement (this "Extension") is executed as of the 29th day of September, 2000 by and between Cabot Corporation, a Delaware corporation ("Cabot"), and Cabot Microelectronics Corporation, a Delaware corporation ("CMC"), and extends the term for certain services to be provided pursuant to the Management Services Agreement (the "Services Agreement"), dated March 28, 2000, by and between Cabot and CMC.

         WHEREAS, Cabot has been providing certain administrative, financial, management and other services to CMC pursuant to the Services Agreement;

         WHEREAS, Cabot and CMC wish for certain of those services to continue beyond September 29, 2000 (the "Distribution Date") ;

         NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Cabot and CMC, hereby agree as follows:

         1. Pursuant to Section 5.01(a) of the Services Agreement, the services set forth in Schedule I hereto (the "Extended Services") shall continue to be provided by Cabot and purchased by CMC in accordance with the terms of the Services Agreement. Except for the Extended Services, Cabot shall be under no obligation to provide and CMC shall be under no obligation to purchase any other Services (as defined in the Services Agreement) after the Distribution Date.

         2. Subject to the terms of the Services Agreement, Cabot shall continue to provide the SH&E Extended Services (described in Schedule
         I) and CMC shall continue to purchase the SH&E Extended Services until March 30, 2001, and Cabot shall provide the Information Technology Extended Services (described in Schedule I) and CMC shall continue to purchase the Information Technology Extended Services for the period set forth in the description of the IT Extended Services, but in no event beyond December 31, 2001.

         3. Notwithstanding Section 1 above, in the event the Information Technology Extended Services require more Cabot resources than generally had been provided prior to March 30, 2001, Cabot shall have the right to charge a reasonable profit for such services performed after March 30, 2001. If CMC does not agree to such charges, then it may terminate for convenience such services without liability after March 30, 2001, upon 30 days written notice to Cabot.

         4. Except for the extension of the time in which the Extended Services shall be performed and Cabot's right to charge a profit for the Information Technology Extended Services, as set forth in Section 3 above, nothing herein shall amend the terms of the Services Agreement.




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         IN WITNESS WHEREOF, the parties have caused this Agreement to be signed by their duly authorized representatives.

                                CABOT CORPORATION

                                By:
                                    -------------------------------------------
                                    Name:
                                    Title:


                                CABOT MICROELECTRONICS CORPORATION

                                By:
                                    -------------------------------------------
                                    Name:
                                    Title:




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                                                                      SCHEDULE I



                                EXTENDED SERVICES


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      SERVICE                                                  DESCRIPTION
        AREA
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SH&E              Product Stewardship: Cabot will assist CMC in identifying and using appropriate third party resources necessary for CMC to make product regulatory status determinations, make necessary product notifications and product registrations, and make toxicological determinations. In addition, at the request of CMC, Cabot will provide historic information regarding product regulatory status determinations, product notifications and product registrations, and toxicological determinations.

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Information       As set forth in Exhibit A hereto.
Technology
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